                                                                      EXHIBIT 25

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Grahame E. Rance, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that the said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----


/s/ Grahame E. Rance                    Chief Executive Officer,           September 18, 2001
------------------------------------    President, & Director
Grahame E. Rance

/s/ Christopher J. Amenson              Chairman of the Board              September 18, 2001
------------------------------------
Christopher J. Amenson


/s/ James E. Dixon, Jr.                 Vice President, Finance &          September 18, 2001
------------------------------------    Administration, Chief
James E. Dixon, Jr.                     Financial Officer, Treasurer
                                        Secretary, & Principal
                                        Financial Officer

/s/ Warren W. Andrews                   Director                           September 18, 2001
------------------------------------
Warren W. Andrews


/s/ Peter D. Fenner                     Director                           September 18, 2001
------------------------------------
Peter D. Fenner


/s/ Lawrence A. Bennigson               Director                           September 18, 2001
------------------------------------
Lawrence A. Bennigson


/s/ Louis C. Golm                       Director                           September 18, 2001
------------------------------------
Louis C. Golm


/s/ Alan F. White                       Director                           September 18, 2001
------------------------------------
Alan F. White